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                                                                    EXHIBIT 24.1

                           DIRECTORS AND OFFICERS OF
                           NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM 10-K

                               POWER OF ATTORNEY

The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), which anticipate filing a Form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1998, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton
E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

EXECUTED this 21st day of December, 1998.

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
/s/ SANDRA H. AUSTIN
-----------------------------------------------------
Sandra H. Austin                                         Director

/s/ JON E. BARFIELD
-----------------------------------------------------
Jon E. Barfield                                          Director

/s/ EDWARD B. BRANDON
-----------------------------------------------------
Edward B. Brandon                                        Director

/s/ JOHN G. BREEN
-----------------------------------------------------
John G. Breen                                            Director

/s/ JAMES S. BROADHURST
-----------------------------------------------------
James S. Broadhurst                                      Director

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John W. Brown                                            Director

/s/ DUANE E. COLLINS
-----------------------------------------------------
Duane E. Collins                                         Director

/s/ DAVID A. DABERKO
-----------------------------------------------------    Chairman of the Board and Chief Executive Officer
David A. Daberko                                         (Principal Executive Officer)

/s/ DANIEL E. EVANS
-----------------------------------------------------
Daniel E. Evans                                          Director

/s/ CLIFFORD L. GREENWALT
-----------------------------------------------------
Clifford L. Greenwalt                                    Director

/s/ BERNADINE P. HEALY, M.D.
-----------------------------------------------------
Bernadine P. Healy, M.D.                                 Director
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
/s/ DOROTHY A. JOHNSON
-----------------------------------------------------
Dorothy A. Johnson                                       Director

/s/ JOSEPH H. LEMIEUX
-----------------------------------------------------
Joseph H. Lemieux                                        Director

-----------------------------------------------------
W. Bruce Lunsford                                        Director

/s/ ROBERT A. PAUL
-----------------------------------------------------
Robert A. Paul                                           Director

/s/ WILLIAM F. ROEMER
-----------------------------------------------------
William F. Roemer                                        Director

/s/ MICHAEL A. SCHULER
-----------------------------------------------------
Michael A. Schuler                                       Director

/s/ STEPHEN A. STITLE
-----------------------------------------------------
Stephen A. Stitle                                        Director

/s/ JEROME F. TATAR
-----------------------------------------------------
Jerome F. Tatar                                          Director

/s/ MORRY WEISS
-----------------------------------------------------
Morry Weiss                                              Director
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